UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05178

Name of Fund:   BlackRock Equity Dividend Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Equity Dividend

Fund, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 07/31/2019

Date of reporting period: 01/31/2019

Item 1 – Report to Stockholders

JANUARY 31, 2019

SEMI-ANNUAL REPORT (UNAUDITED)

BlackRock Equity Dividend Fund

BlackRock Natural Resources Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 441-7762 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at www.blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended January 31, 2019, concerns about a variety of political risks and a modest slowdown in global growth worked against the equity market, while the bond market delivered modest positive returns. Though the market’s appetite for risk remained healthy for most of the reporting period, risk-taking declined sharply later in the reporting period. As a result, bonds held their value better than stocks, which posted negative returns across the globe. Shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility rose in emerging market stocks, as the rising U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe also led to negative performance for European equities.

Volatility in the U.S. equity market spiked in October, as a wide range of risks were brought to bear on markets, ranging from rising interest rates and slowing global growth to heightened trade tensions and political turmoil in several countries, including the United States. These risks manifested in a broad based sell-off in December, leading to the worst December performance on record since 1931.

By comparison, fixed income securities delivered modest positive returns with relatively low volatility. In fixed income markets, short-term U.S. Treasury interest rates rose the fastest, while longer-term rates were relatively unchanged. This led to positive returns for U.S. Treasuries and a substantial flattening of the yield curve. Although the credit fundamentals in corporate markets remained relatively solid, investment-grade and high-yield bonds trailed U.S. Treasuries.

The U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. By our estimation, the Fed’s neutral interest rate (the theoretical rate that is neither stimulative nor restrictive to the economy) is approximately 3.5%. The Fed funds rate is currently at 2.5%, which is stimulative to the economy. At its latest meeting in late January, the Fed left interest rates unchanged and signaled a slower pace of rate hikes in response to the global economic slowdown. Relatively low inflation gives the Fed room to maintain support for the economy until the economic data builds the case for changing interest rates.

Although fears of recession drove equity volatility higher at the end of 2018, we continue to believe the probability of recession in 2019 remains relatively low. Economic growth and global earnings are likely to slow somewhat in 2019 — the tax cut stimulus will be less pronounced, and the Fed’s rate hikes in 2018 will gain traction in 2019. Trade frictions look more baked into asset prices than a year ago, but markets may be overlooking European political risks. Consequently, we are cautious on European equities, as European unity remains tenuous with a history of flare-ups. We continue to prefer to take risk in U.S. and emerging market equities. Within U.S. equities, we believe that companies with high-quality earnings and strong balance sheets offer the most attractive risk/reward trade-off. We also favor short-term bonds over long-term bonds because they offer nearly equivalent yields with far lower volatility.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2019
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	(3.00)%	(2.31)%
U.S. small cap equities (Russell 2000® Index)	(9.62)	(3.52)
International equities (MSCI Europe, Australasia, Far East Index)	(7.80)	(12.51)
Emerging market equities (MSCI Emerging Markets Index)	(2.60)	(14.24)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.10	1.95
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	4.20	3.21
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.71	2.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	1.86	3.08
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.07	1.73
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of January 31, 2019	BlackRock Equity Dividend Fund

Investment Objective

BlackRock Equity Dividend Fund’s (the “Fund”) investment objective is to seek long-term total return and current income.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund underperformed the benchmarks, the Russell 1000® Value Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Value Index.

What factors influenced performance?

The largest detractor from relative performance during the semi-annual period came from stock selection in the utilities sector. An overweight to PG&E Corp., a utility provider in California, accounted for nearly all of the underperformance from the sector. PG&E’s performance was challenged following a second consecutive year of massive wildfires in California. Within financials, an overweight position to banks detracted, as did an underweight to the diversified financial services industry and stock selection within capital markets. A lack of exposure to real estate securities also negatively impacted relative returns. Additionally, stock selection within and an underweight to consumer staples weighed on performance, most notably in the household products and food & staples retailing industries. Lastly, an overweight to oil, gas & consumable fuels firms within the energy sector subtracted from Fund returns.

Conversely, overweight exposure to the health care sector contributed significantly to performance, especially the Fund’s exposures to both health care providers & services and pharmaceuticals. In addition, an elevated cash balance, which was utilized to counteract preferred cyclical exposures, boosted relative results amid a declining U.S. equity market. Within industrials, performance benefited from a combination of stock selection and an underweight, as selection among aerospace & defense companies and professional services firms was beneficial. Finally, stock selection in communication services contributed positively, mainly due to stock selection within the diversified telecommunication services industry.

Describe recent portfolio activity.

During the six-month period, the Fund significantly increased exposure to the communication services sector. Holdings within health care, consumer staples and information technology also were increased. Conversely, the Fund significantly trimmed its holdings within the utilities sector. Exposure to financials and consumer discretionary stocks also was reduced.

Describe portfolio positioning at period end.

As of period end, the Fund’s largest allocations were in the financials, health care and energy sectors. Relative to the benchmark, the largest overweight positions were in the health care, financials and energy sectors. The Fund’s most significant underweights were in the real estate, utilities and consumer discretionary sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Verizon Communications, Inc.	4%
JPMorgan Chase & Co.	4
Pfizer, Inc.	4
Wells Fargo & Co.	4
Citigroup, Inc.	3
Bank of America Corp.	3
Anthem, Inc.	3
Oracle Corp.	3
Microsoft Corp.	2
Suncor Energy, Inc.	2

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	25%
Health Care	20
Energy	12
Information Technology	11
Consumer Staples	6
Industrials	6
Communication Services	6
Utilities	3
Consumer Discretionary	3
Materials	2
Short Term	6

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

4	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock Equity Dividend Fund

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(4.73)%	(5.49)%	N/A	8.95%	N/A	12.57%	N/A
Service	(4.85)	(5.77)	N/A	8.63	N/A	12.26	N/A
Investor A	(4.83)	(5.71)	(10.66)%	8.68	7.51%	12.28	11.67%
Investor C	(5.20)	(6.40)	(7.24)	7.90	7.90	11.47	11.47
Investor C1	(5.10)	(6.27)	N/A	8.09	N/A	11.67	N/A
Class K	(4.67)	(5.41)	N/A	9.03	N/A	12.61	N/A
Class R	(5.00)	(6.03)	N/A	8.34	N/A	11.93	N/A
Russell 1000® Value Index(c)	(3.26)	(4.81)	N/A	8.33	N/A	13.39	N/A
S&P 500® Index(d)	(3.00)	(2.31)	N/A	10.96	N/A	15.00	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.

(b)	Under normal circumstances, the Fund invests at least 80% of its assets in equity securities and at least 80% of its assets in dividend paying securities.
(c)	An unmanaged index that is a subset of the Russell 1000® Index and consists of those Russell 1000® securities with lower price-to-book ratios and lower expected growth values.
(d)	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (f)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (e)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (e)	Annualized Expense Ratio
Institutional	$1,000.00	$952.70	$3.40	$1,000.00	$1,021.73	$3.52	0.69%
Service	1,000.00	951.50	4.92	1,000.00	1,020.16	5.09	1.00
Investor A	1,000.00	951.70	4.72	1,000.00	1,020.37	4.89	0.96
Investor C	1,000.00	948.00	8.20	1,000.00	1,016,79	8.49	1.67
Investor C1	1,000.00	949.00	7.57	1,000.00	1,017.44	7.83	1.54
Class K	1,000.00	953.30	2.86	1,000.00	1,022.28	2.96	0.58
Class R	1,000.00	950.00	6.29	1,000.00	1,018.75	6.51	1.28

(e)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(f)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	5

Fund Summary as of January 31, 2019	BlackRock Natural Resources Trust

Investment Objective

BlackRock Natural Resources Trust’s (the “Fund”) investment objective is to seek long-term growth of capital and to protect the purchasing power of shareholders’ capital by investing in a portfolio of equity securities of domestic and foreign companies with substantial natural resource assets.

Portfolio Management Commentary

How did the Fund perform?

For the six-month period ended January 31, 2019, the Fund underperformed the S&P Global Natural Resources Index.

What factors influenced performance?

During the period, the Fund’s overweight positioning within the energy sector represented the largest detractor from relative performance amid sharply falling crude oil prices. The sector’s exploration & production industry was hit particularly hard, and as a result the Fund’s overweight positions in stocks such as Encana Corp. and Devon Energy Corp. were among the most significant individual detractors. At the stock level, a lack of holdings in Anglo American PLC was the largest individual detractor from relative return, as the company benefited from a strong rebound in iron ore prices.

Conversely, the Fund’s overweight within gold stocks contributed to performance as gold prices rose in response to financial market volatility during the fourth quarter of 2018. In this environment, an out-of-benchmark position in Randgold Resources Ltd. was the top individual contributor, reflecting both rising gold prices and a merger announcement with Barrick Gold Corp. Stock selection within the agriculture sector also aided relative performance, with the out-of-benchmark holding Hormel Foods Corp. benefiting from improved conditions within the U.S. turkey market.

Describe recent portfolio activity.

During the period, the Fund rotated some of its diversified mining exposure and increased its potash exposure within agriculture. In energy, exposure to refiners was increased while exposure to U.S. onshore producers was reduced.

Describe portfolio positioning at period end.

At the end of the period, the Fund held its largest weighting in the mining industry, followed by energy and agriculture. Within mining, the Fund maintained a high-quality bias, with company deleveraging efforts and growth prospects as key themes. Within energy, the Fund emphasized companies pledging capital discipline, those compounding shale growth, and companies benefiting from the emerging liquified natural gas up-cycle. Within agriculture, where grain and oilseed prices have normalized, the Fund emphasized stock-specific catalysts, with a focus on companies with unappreciated transformation stories.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

TEN LARGEST HOLDINGS

Holding	Percent of Net Assets
Nutrien Ltd.	7%
TOTAL SA	6
BP PLC	6
Royal Dutch Shell PLC, Class B	5
BHP Group PLC	5
Exxon Mobil Corp.	4
First Quantum Minerals Ltd.	4
Suncor Energy, Inc.	3
Glencore PLC	3
Barrick Gold Corp.	3

INDUSTRY ALLOCATION

Industry	Percent of Net Assets
Metals & Mining	36%
Oil, Gas & Consumable Fuels	35
Chemicals	13
Food Products	8
Containers & Packaging	3
Paper & Forest Products	1
Short Term Securities	1
Energy Equipment & Services	1
Electronic Equipment, Instruments & Components	1
Machinery	1

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

6	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2019 (continued)	BlackRock Natural Resources Trust

Performance Summary for the Period Ended January 31, 2019

		Average Annual Total Returns (a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(10.06)%	(11.93)%	N/A	(3.19)%	N/A	4.76%	N/A
Investor A	(10.22)	(12.18)	(16.79)%	(3.45)	(4.49)%	4.47	3.91%
Investor C	(10.54)	(12.86)	(13.55)	(4.20)	(4.20)	3.65	3.65
S&P Global Natural Resources Index(c)	(8.54)	(8.93)	N/A	2.50	N/A	4.57	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund invests at least 80% of its assets in companies with substantial natural resource assets or in securities the value of which is related to the market value of some natural resource asset.

(c)

The index includes 90 of the largest publicly-traded companies in the natural resources and commodities businesses that meet specific investability requirements, across three primary commodity-related sectors: agribusiness, energy, and metals and mining.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical (e)
	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (d)	Beginning Account Value (08/01/18)	Ending Account Value (01/31/19)	Expenses Paid During the Period (d)	Annualized Expense Ratio
Institutional	$1,000.00	$899.40	$4.45	$1,000.00	$1,020.52	$4.74	0.93%
Investor A	1,000.00	897.80	5.79	1,000.00	1,019.11	6.16	1.21
Investor C	1,000.00	894.60	9.41	1,000.00	1,015.27	10.01	1.97

(d)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

(e)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

FUND SUMMARY	7

About Fund Performance

Institutional and Class K Shares (Class K Shares are available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance of BlackRock Equity Dividend Fund shown prior to the Class K March 28, 2016 inception date is that of Institutional Shares. The performance of the BlackRock Equity Dividend Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Service Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Investor C1 Shares (available only in BlackRock Equity Dividend Fund) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Prior to September 12, 2011, Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. These shares are only available for dividend and capital gain reinvestment by existing shareholders and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, the Fund adopted an automatic conversion feature whereby Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares (available only in BlackRock Equity Dividend Fund) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has voluntarily agreed to waive a portion of each Fund’s expenses. Without such waiver, each Fund’s performance would have been lower. The Manager is under no obligation to waive or to continue waiving its fees and such voluntary waiver may be reduced or discontinued at any time. See Note 5 of the Notes to Financial Statements for additional information on waivers.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples shown on the previous pages (which are based on a hypothetical investment of $1,000 invested on August 1, 2018 and held through January 31, 2019) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2019	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 93.3%

Aerospace & Defense — 1.7%
BAE Systems PLC	16,725,913	$112,521,422
Lockheed Martin Corp.	364,618	105,626,188
Northrop Grumman Corp.	336,628	92,757,845

		310,905,455

Banks — 13.6%
Bank of America Corp.	20,010,857	569,709,099
Citigroup, Inc.	9,251,876	596,375,927
JPMorgan Chase & Co.	6,521,067	674,930,434
U.S. Bancorp	1,256,578	64,286,530
Wells Fargo & Co.	13,384,826	654,651,840

		2,559,953,830

Beverages — 2.2%
Constellation Brands, Inc., Class A	458,390	79,604,007
Diageo PLC	3,934,291	150,157,781
PepsiCo, Inc.	1,672,307	188,418,830

		418,180,618

Building Products — 1.1%
Johnson Controls International PLC	4,589,167	154,976,170
Masco Corp.	1,830,325	59,320,833

		214,297,003

Capital Markets — 3.8%
Charles Schwab Corp.	1,679,632	78,556,389
Goldman Sachs Group, Inc.	892,456	176,715,212
Morgan Stanley	5,854,570	247,648,311
State Street Corp.	2,888,830	204,818,047

		707,737,959

Chemicals — 0.9%
DowDuPont, Inc.	3,090,413	166,295,124

Communications Equipment — 0.9%
Motorola Solutions, Inc.	1,454,773	170,077,511

Construction Materials — 0.6%
CRH PLC	3,873,266	111,453,485

Containers & Packaging — 0.3%
International Paper Co.	1,190,781	56,478,743

Diversified Financial Services — 0.6%
AXA Equitable Holdings, Inc.	6,502,239	120,551,511

Diversified Telecommunication Services — 4.2%
BCE, Inc.	1,117,634	48,617,079
Verizon Communications, Inc.	13,347,197	734,896,667

		783,513,746

Electric Utilities — 2.0%
FirstEnergy Corp.	6,436,269	252,301,745
NextEra Energy, Inc.	703,627	125,935,160

		378,236,905

Energy Equipment & Services — 0.2%
Baker Hughes a GE Co.	1,703,290	40,146,545

Food Products — 2.0%
Kellogg Co.	1,918,317	113,199,886
Mondelez International, Inc., Class A	1,647,860	76,230,004
Nestle SA, Registered Shares	2,113,931	184,300,710

		373,730,600

Health Care Equipment & Supplies — 3.6%
Koninklijke Philips NV	10,219,192	402,892,359
Medtronic PLC	3,117,288	275,537,087

		678,429,446

Security	Shares	Value

Health Care Providers & Services — 6.8%
Anthem, Inc.	1,720,535	$521,322,105
Cardinal Health, Inc.	1,315,444	65,732,737
CVS Health Corp.	2,656,301	174,120,530
Humana, Inc.	620,812	191,824,700
McKesson Corp.	1,168,994	149,923,480
UnitedHealth Group, Inc.	643,978	174,002,856

		1,276,926,408

Household Products — 1.4%
Newell Brands, Inc.	5,725,149	121,430,410
Procter & Gamble Co.	1,470,407	141,850,164

		263,280,574

Industrial Conglomerates — 2.5%
3M Co.	565,738	113,317,322
General Electric Co.	11,218,738	113,982,378
Honeywell International, Inc.	1,185,686	170,300,080
Siemens AG, Registered Shares	658,172	72,265,842

		469,865,622

Insurance — 7.0%
American International Group, Inc.	7,124,386	307,987,207
Arthur J Gallagher & Co.	2,315,615	172,999,596
Marsh & McLennan Cos., Inc.	1,824,047	160,862,705
MetLife, Inc.	8,513,407	388,807,298
Travelers Cos., Inc.	1,618,104	203,136,776
Willis Towers Watson PLC	533,070	86,778,465

		1,320,572,047

IT Services — 0.9%
Cognizant Technology Solutions Corp., Class A	2,429,904	169,315,711

Leisure Products — 0.3%
Mattel, Inc.(a)	4,648,144	55,034,025

Machinery — 0.3%
Pentair PLC	1,370,944	56,469,183

Media — 1.6%
Comcast Corp., Class A	7,989,314	292,169,213

Multi-Utilities — 0.7%
Public Service Enterprise Group, Inc.	2,269,238	123,786,933

Multiline Retail — 1.0%
Dollar General Corp.	1,563,325	180,454,605

Oil, Gas & Consumable Fuels — 11.6%
Anadarko Petroleum Corp.	1,623,554	76,842,811
BP PLC	52,734,456	360,236,631
Devon Energy Corp.	4,021,229	107,165,753
Enterprise Products Partners LP	11,404,154	315,552,941
Hess Corp.	2,124,646	114,730,884
Marathon Oil Corp.	3,736,432	58,998,261
Marathon Petroleum Corp.	3,482,747	230,766,816
ONEOK, Inc.	2,208,271	141,793,081
Suncor Energy, Inc.	12,789,129	413,344,649
TOTAL SA — ADR	1,344,884	73,605,501
Williams Cos., Inc.	10,647,038	286,724,734

		2,179,762,062

Personal Products — 0.6%
Unilever NV — NY Shares	2,120,663	113,476,677

Pharmaceuticals — 9.2%
AstraZeneca PLC	4,606,285	333,687,893
Bayer AG, Registered Shares	1,838,450	139,346,700
Merck & Co., Inc.	3,090,535	230,028,520
Novartis AG — ADR	2,459,602	215,264,367
Novo Nordisk A/S — ADR	2,787,695	131,077,419

SCHEDULES OF INVESTMENTS	9

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Equity Dividend Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Pharmaceuticals (continued)
Pfizer, Inc.	15,873,321	$673,822,476

		1,723,227,375

Road & Rail — 0.5%
Union Pacific Corp.	546,052	86,860,492

Semiconductors & Semiconductor Equipment — 2.1%
Marvell Technology Group Ltd.	5,192,590	96,218,693
QUALCOMM, Inc.	3,870,089	191,646,807
Taiwan Semiconductor Manufacturing Co. Ltd.	15,317,000	113,620,964

		401,486,464

Software — 5.4%
Constellation Software, Inc.	127,455	95,121,521
Microsoft Corp.	3,970,231	414,611,223
Oracle Corp.	10,102,250	507,436,017

		1,017,168,761

Specialty Retail — 0.7%
Lowe’s Cos., Inc.	1,464,393	140,816,031

Technology Hardware, Storage & Peripherals — 2.0%
Apple, Inc.	395,553	65,835,842
Samsung Electronics Co. Ltd.	7,594,530	316,647,153

		382,482,995

Security	Shares	Value

Tobacco — 1.0%
Altria Group, Inc.	3,744,163	$184,774,444

Total Long-Term Investments — 93.3% (Cost — $13,373,481,717)		17,527,918,103

Short-Term Securities — 6.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(b)(c)	1,150,181,365	1,150,181,365

Total Short-Term Securities — 6.1% (Cost — $1,150,181,365)		1,150,181,365

Total Investments — 99.4% (Cost — $14,523,663,082)		18,678,099,468

Other Assets Less Liabilities — 0.6%		107,748,404

Net Assets — 100.0%		$18,785,847,872

(a)	Non-income producing security.
(b)	Annualized 7-day yield as of period end.

(c)

During the period ended January 31, 2019, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income	Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	1,164,090,600	(13,909,235)	1,150,181,365	$1,150,181,365	$12,478,557	$—	$—

(a)	Includes net capital gain distributions, if applicable.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Aerospace & Defense	$198,384,033	$112,521,422	$—	$310,905,455
Banks	2,559,953,830	—	—	2,559,953,830
Beverages	268,022,837	150,157,781	—	418,180,618
Building Products	214,297,003	—	—	214,297,003
Capital Markets	707,737,959	—	—	707,737,959
Chemicals	166,295,124	—	—	166,295,124
Communications Equipment	170,077,511	—	—	170,077,511
Construction Materials	—	111,453,485	—	111,453,485
Containers & Packaging	56,478,743	—	—	56,478,743
Diversified Financial Services	120,551,511	—	—	120,551,511
Diversified Telecommunication Services	783,513,746	—	—	783,513,746
Electric Utilities	378,236,905	—	—	378,236,905

10	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Equity Dividend Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Energy Equipment & Services	$40,146,545	$—	$—	$40,146,545
Food Products	189,429,890	184,300,710	—	373,730,600
Health Care Equipment & Supplies	275,537,087	402,892,359	—	678,429,446
Health Care Providers & Services	1,276,926,408	—	—	1,276,926,408
Household Products	263,280,574	—	—	263,280,574
Industrial Conglomerates	397,599,780	72,265,842	—	469,865,622
Insurance	1,320,572,047	—	—	1,320,572,047
IT Services	169,315,711	—	—	169,315,711
Leisure Products	55,034,025	—	—	55,034,025
Machinery	56,469,183	—	—	56,469,183
Media	292,169,213	—	—	292,169,213
Multi-Utilities	123,786,933	—	—	123,786,933
Multiline Retail	180,454,605	—	—	180,454,605
Oil, Gas & Consumable Fuels	1,819,525,431	360,236,631	—	2,179,762,062
Personal Products	113,476,677	—	—	113,476,677
Pharmaceuticals	1,250,192,782	473,034,593	—	1,723,227,375
Road & Rail	86,860,492	—	—	86,860,492
Semiconductors & Semiconductor Equipment	287,865,500	113,620,964	—	401,486,464
Software	1,017,168,761	—	—	1,017,168,761
Specialty Retail	140,816,031	—	—	140,816,031
Technology Hardware, Storage & Peripherals	65,835,842	316,647,153	—	382,482,995
Tobacco	184,774,444	—	—	184,774,444
Short-Term Securities	1,150,181,365	—	—	1,150,181,365

	$16,380,968,528	$2,297,130,940	$—	$18,678,099,468

During the period ended January 31, 2019, there were no transfers between levels.

See notes to financial statements.

SCHEDULES OF INVESTMENTS	11

Schedule of Investments (unaudited) January 31, 2019	BlackRock Natural Resources Trust (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 98.3%

Chemicals — 13.1%
CF Industries Holdings, Inc.	62,851	$2,743,446
FMC Corp.	54,797	4,372,801
Nutrien Ltd.	217,350	11,259,952
Umicore SA	54,577	2,307,365
Yara International ASA	38,884	1,607,897

		22,291,461

Containers & Packaging — 2.9%
Packaging Corp. of America	33,821	3,189,997
Smurfit Kappa Group PLC	58,526	1,687,640

		4,877,637

Electronic Equipment, Instruments & Components — 1.0%
Trimble, Inc.(a)(b)	45,517	1,714,170

Energy Equipment & Services — 1.1%
Baker Hughes a GE Co.	27,402	645,865
Halliburton Co.	40,072	1,256,658

		1,902,523

Food Products — 7.8%
Archer-Daniels-Midland Co.	97,742	4,388,616
Bunge Ltd.	18,619	1,025,348
Glanbia PLC	88,526	1,691,688
Hormel Foods Corp.	39,770	1,683,066
Ingredion, Inc.	27,097	2,682,603
Kerry Group PLC, Class A	16,224	1,656,607

		13,127,928

Machinery — 0.6%
Deere & Co.	6,243	1,023,852

Metals & Mining — 35.7%
Anglo American PLC	86,792	2,218,037
ArcelorMittal	73,369	1,694,620
Barrick Gold Corp.	403,705	5,405,610
Beadell Resources Ltd.(a)(b)	5,555,524	234,905
BHP Group PLC	350,009	7,820,145
European Cobalt Ltd.(b)	8,662,849	157,426
First Quantum Minerals Ltd.	586,416	6,788,224
Franco-Nevada Corp.	17,003	1,319,012
Fresnillo PLC	281,019	3,710,269
Glencore PLC(b)	1,409,171	5,730,142
Lundin Mining Corp.	278,506	1,271,765
Neo Lithium Corp.(b)	1,229,519	636,305
Newcrest Mining Ltd.	146,634	2,608,733
Newmont Mining Corp.	74,561	2,543,276
OZ Minerals Ltd.	373,821	2,663,660
Polyus PJSC, GDR	29,387	1,227,388
Rio Tinto PLC	45,203	2,500,726
Stelco Holdings, Inc.	224,699	3,001,231
Teck Resources Ltd., Class B	109,274	2,661,915

Security	Shares	Value

Metals & Mining (continued)
Vale SA, ADR	389,548	$4,845,977
Wheaton Precious Metals Corp.(a)	75,379	1,588,989

		60,628,355

Oil, Gas & Consumable Fuels — 33.7%
Anadarko Petroleum Corp.	28,319	1,340,338
BP PLC	1,379,321	9,422,340
Cairn Energy PLC(b)	437,919	1,074,571
Canadian Natural Resources Ltd.	53,002	1,422,718
CNOOC Ltd.	1,232,000	2,059,189
Concho Resources, Inc.(b)	6,893	826,057
ConocoPhillips	36,812	2,491,804
Devon Energy Corp.	37,891	1,009,795
Exxon Mobil Corp.	92,670	6,790,858
Kosmos Energy Ltd.(b)	193,509	992,701
Marathon Petroleum Corp.	22,639	1,500,060
Pioneer Natural Resources Co.	9,407	1,338,804
Royal Dutch Shell PLC, Class B	287,257	8,918,939
Suncor Energy, Inc.	179,321	5,783,800
TOTAL SA	173,464	9,509,491
Valero Energy Corp.	15,779	1,385,712
Williams Cos., Inc.	49,825	1,341,787

		57,208,964

Paper & Forest Products — 1.5%
Mondi PLC	104,013	2,515,358
Quintis Ltd.(a)(b)(c)	2,624,167	19

		2,515,377

Pharmaceuticals — 0.9%
Curaleaf Holdings, Inc.(b)	231,696	1,500,615

Total Long-Term Investments — 98.3% (Cost — $158,446,001)		166,790,882

Short-Term Securities — 1.2%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(d)(f)	1,754,156	1,754,156
SL Liquidity Series, LLC, Money Market Series, 2.65%(d)(e)(f)	353,217	353,287

Total Short-Term Securities — 1.2% (Cost — $2,107,380)		2,107,443

Total Investments — 99.5% (Cost — $160,553,381)		168,898,325

Other Assets Less Liabilities — 0.5%		808,698

Net Assets — 100.0%		$169,707,023

(a)	Security, or a portion of the security, is on loan.
(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Annualized 7-day yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities.

(f)

During the period ended January 31, 2019, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 07/31/18	Net Activity	Shares Held at 01/31/19	Value at 01/31/19	Income		Net Realized Gain (Loss) (a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,754,156	1,754,156	$1,754,156	$21,586		$—	$—
SL Liquidity Series, LLC, Money Market Series	1,097,445	(744,228)	353,217	353,287	6,743	(b)	(630)	(237)

				$2,107,443	$28,329		$(630)	$(237)

12	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2019	BlackRock Natural Resources Trust

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Chemicals	$18,376,199	$3,915,262	$—	$22,291,461
Containers & Packaging	3,189,997	1,687,640	—	4,877,637
Electronic Equipment, Instruments & Components	1,714,170	—	—	1,714,170
Energy Equipment & Services	1,902,523	—	—	1,902,523
Food Products	9,779,633	3,348,295	—	13,127,928
Machinery	1,023,852	—	—	1,023,852
Metals & Mining	30,219,730	30,408,625	—	60,628,355
Oil, Gas & Consumable Fuels	26,224,434	30,984,530	—	57,208,964
Paper & Forest Products	—	2,515,358	19	2,515,377
Pharmaceuticals	1,500,615	—	—	1,500,615
Short-Term Investment Securities	1,754,156	—	—	1,754,156

Subtotal	$95,685,309	$72,859,710	$19	$168,545,038

Investments Valued at NAV(a)				353,287

Total Investments				$168,898,325

(a)	As of January 31, 2019, certain of the Fund’s Investments were fair valued using NAV per share and have been excluded from the fair value hierarchy.

Transfers between Level 1 and Level 2 were as follows:

	Transfers Into Level 2	Transfers Out of Level 1
Assets:
Investments:
Common Stocks:	$2,253,813	$(2,253,813)

See notes to financial statements.

SCHEDULES OF INVESTMENTS	13

Statements of Assets and Liabilities  (unaudited)

January 31, 2019

	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

ASSETS
Investments at value — unaffiliated(a)(b)	$17,527,918,103	$166,790,882
Investments at value — affiliated(c)	1,150,181,365	2,107,443
Foreign currency at value(d)	—	319,831
Receivables:
Capital shares sold	39,276,856	170,094
Dividends — unaffiliated	37,649,025	25,219
Dividends — affiliated	2,430,959	6,483
Investments sold	148,682,158	2,959,913
Securities lending income — affiliated	—	227
Prepaid expenses	293,731	33,251

Total assets	18,906,432,197	172,413,343

LIABILITIES
Cash collateral on securities loaned at value	—	354,553
Foreign bank overdraft(d)	2,147,297	—
Payables:
Capital shares redeemed	50,877,777	284,552
Investments purchased	45,323,427	1,682,156
Investment advisory fees	8,604,768	82,678
Service and distribution fees	2,628,597	33,471
Board realignment and consolidation	817,386	21,196
Other affiliates	69,764	856
Trustees’ and Officer’s fees	41,426	4,978
Other accrued expenses	10,073,883	241,880

Total liabilities	120,584,325	2,706,320

NET ASSETS	$18,785,847,872	$169,707,023

NET ASSETS CONSIST OF
Paid-in capital	$14,240,344,089	$163,434,848
Accumulated earnings	4,545,503,783	6,272,175

NET ASSETS	$18,785,847,872	$169,707,023

(a) Investments at cost — unaffiliated	$13,373,481,717	$158,446,001
(b) Securities loaned at value	$—	$326,759
(c) Investments at cost — affiliated	$1,150,181,365	$2,107,380
(d) Foreign currency at cost	$(2,119,168)	$318,710

See notes to financial statements.

14	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited) (continued)

January 31, 2019

	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

NET ASSET VALUE

Institutional:
Net assets	$9,825,981,824	$51,685,351

Shares outstanding(e)	491,319,152	2,076,877

Net asset value	$20.00	$24.89

Service:
Net assets	$114,189,328	$—

Shares outstanding(e)	5,733,192	—

Net asset value	$19.92	$—

Investor A:
Net assets	$4,409,939,312	$102,622,837

Shares outstanding(e)	221,209,576	4,383,905

Net asset value	$19.94	$23.41

Investor C:
Net assets	$1,714,040,069	$15,398,835

Shares outstanding(e)	89,555,769	905,370

Net asset value	$19.14	$17.01

Investor C1:
Net assets	$675,829	$—

Shares outstanding(e)	35,224	—

Net asset value	$19.19	$—

Class K:
Net assets	$2,082,249,088	$—

Shares outstanding(e)	104,158,129	—

Net asset value	$19.99	$—

Class R:
Net assets	$638,772,422	$—

Shares outstanding(e)	31,767,450	—

Net asset value	$20.11	$—

(e)	Unlimited number of shares authorized, $0.10 par value.

See notes to financial statements.

FINANCIAL STATEMENTS	15

Statements of Operations  (unaudited)

Six Months Ended January 31, 2019

	BlackRock Equity Dividend Fund	BlackRock Natural Resources Trust

INVESTMENT INCOME
Dividends — unaffiliated	$264,846,128	$3,813,922
Dividends — affiliated	12,478,557	21,586
Securities lending income — affiliated — net	—	6,743
Foreign taxes withheld	(2,429,451)	(189,574)

Total investment income	274,895,234	3,652,677

EXPENSES
Investment advisory	56,190,757	563,519
Service and distribution — class specific	17,915,610	229,330
Transfer agent — class specific	10,822,193	167,728
Accounting services	944,067	23,945
Custodian	481,254	12,724
Board realignment and consolidation	423,688	10,889
Professional	277,891	46,126
Registration	191,425	36,689
Printing	121,086	18,296
Trustees and Officers	118,448	8,290
Miscellaneous	129,700	7,857

Total expenses	87,616,119	1,125,393
Less fees waived and/or reimbursed by the Manager	(421,999)	(720)

Total expenses after fees waived and/or reimbursed	87,194,120	1,124,673

Net investment income	187,701,114	2,528,004

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	909,734,994	1,352,566
Investments — affiliated	—	(630)
Foreign currency transactions	234,941	6,523

	909,969,935	1,358,459

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(2,131,152,851)	(25,995,160)
Investments — affiliated	—	(237)
Foreign currency translations	(66,655)	8,540

	(2,131,219,506)	(25,986,857)

Net realized and unrealized loss	(1,221,249,571)	(24,628,398)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,033,548,457)	$(22,100,394)

See notes to financial statements.

16	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BlackRock Equity Dividend Fund
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$187,701,114	$355,540,653
Net realized gain	909,969,935	2,548,426,937
Net change in unrealized appreciation (depreciation)	(2,131,219,506)	(439,429,194)

Net increase (decrease) in net assets resulting from operations	(1,033,548,457)	2,464,538,396

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(1,128,992,111)	(711,252,830)
Service	(11,937,755)	(3,335,432)
Investor A	(503,913,538)	(300,058,042)
Investor B	—	(24,281)
Investor C	(205,241,370)	(124,146,026)
Investor C1	(80,147)	(101,636)
Class K	(225,715,520)	(36,033,423)
Class R	(71,229,283)	(42,580,320)

Decrease in net assets resulting from distributions to shareholders	(2,147,109,724)	(1,217,531,990)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	552,957,864	(1,208,229,169)

NET ASSETS(b)
Total increase (decrease) in net assets	(2,627,700,317)	38,777,237
Beginning of period	21,413,548,189	21,374,770,952

End of period	$18,785,847,872	$21,413,548,189

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

FINANCIAL STATEMENTS	17

Statements of Changes in Net Assets  (continued)

	BlackRock Natural Resources Trust
	Six Months Ended 01/31/19 (unaudited)	Year Ended 07/31/18

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$2,528,004	$4,198,772
Net realized gain	1,358,459	32,011,007
Net change in unrealized appreciation (depreciation)	(25,986,857)	(3,468,981)

Net increase (decrease) in net assets resulting from operations	(22,100,394)	32,740,798

DISTRIBUTIONS TO SHAREHOLDERS(a)(b)
Institutional	(9,117,425)	(3,386,187)
Investor A	(16,428,104)	(5,985,514)
Investor B	—	(4)
Investor C	(3,367,660)	(1,454,747)

Decrease in net assets resulting from distributions to shareholders	(28,913,189)	(10,826,452)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	2,498,733	(51,413,872)

NET ASSETS(b)
Total decrease in net assets	(48,514,850)	(29,499,526)
Beginning of period	218,221,873	247,721,399

End of period	$169,707,023	$218,221,873

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)

Prior year distribution character information and undistributed net investment income has been modified or removed to conform with current year Regulation S-X presentation changes. Refer to Note 11 for this prior year information.

See notes to financial statements.

18	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$23.53		$22.19		$22.33		$24.94		$24.71	$22.64

Net investment income(a)	0.22		0.42		0.43		0.44		0.47	0.48
Net realized and unrealized gain (loss)	(1.32)		2.28		3.22		0.79		1.34	2.10

Net increase (decrease) from investment operations	(1.10)		2.70		3.65		1.23		1.81	2.58

Distributions(b)
From net investment income	(0.24)		(0.39)		(0.44)		(0.45)		(0.48)	(0.49)
From net realized gain	(2.19)		(0.97)		(3.35)		(3.39)		(1.10)	(0.02)

Total distributions	(2.43)		(1.36)		(3.79)		(3.84)		(1.58)	(0.51)

Net asset value, end of period	$20.00		$23.53		$22.19		$22.33		$24.94	$24.71

Total Return(c)
Based on net asset value	(4.73	)%(d)	12.47%		17.13%		6.29%		7.55%	11.49%

Ratios to Average Net Assets
Total expenses	0.70	%(e)(f)	0.72	%(f)	0.72	%(f)	0.71	%(f)	0.70%	0.70%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.69	%(e)(f)	0.72	%(f)	0.71	%(f)	0.69	%(f)	0.69%	0.70%

Net investment income	2.03	%(e)	1.86%		1.89%		2.00%		1.86%	2.00%

Supplemental Data
Net assets, end of period (000)	$9,825,982		$11,120,924		$12,305,546		$11,620,763		$13,242,101	$14,595,350

Portfolio turnover rate	20%		36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	19

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Service
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$23.44		$22.12		$22.26		$24.86		$24.63	$22.56

Net investment income(a)	0.19		0.36		0.39		0.37		0.39	0.40
Net realized and unrealized gain (loss)	(1.31)		2.26		3.21		0.79		1.33	2.10

Net increase (decrease) from investment operations	(1.12)		2.62		3.60		1.16		1.72	2.50

Distributions(b)
From net investment income	(0.21)		(0.33)		(0.39)		(0.37)		(0.39)	(0.41)
From net realized gain	(2.19)		(0.97)		(3.35)		(3.39)		(1.10)	(0.02)

Total distributions	(2.40)		(1.30)		(3.74)		(3.76)		(1.49)	(0.43)

Net asset value, end of period	$19.92		$23.44		$22.12		$22.26		$24.86	$24.63

Total Return(c)
Based on net asset value	(4.85	)%(d)	12.11%		16.92%		5.95%		7.19%	11.17%

Ratios to Average Net Assets
Total expenses	1.00	%(e)(f)	1.01	%(f)	0.92	%(f)	1.04	%(f)	1.02%	1.01%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.00	%(e)(f)	1.01	%(f)	0.92	%(f)	1.01	%(f)	1.01%	1.01%

Net investment income	1.74	%(e)	1.59%		1.72%		1.68%		1.58%	1.69%

Supplemental Data
Net assets, end of period (000)	$114,189		$82,914		$63,273		$86,382		$99,271	$295,017

Portfolio turnover rate	20%		36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

20	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor A
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$23.46		$22.13		$22.28		$24.88		$24.65	$22.59

Net investment income(a)	0.19		0.37		0.38		0.39		0.40	0.42
Net realized and unrealized gain (loss)	(1.31)		2.26		3.20		0.79		1.33	2.09

Net increase (decrease) from investment operations	(1.12)		2.63		3.58		1.18		1.73	2.51

Distributions(b)
From net investment income	(0.21)		(0.33)		(0.38)		(0.39)		(0.40)	(0.43)
From net realized gain	(2.19)		(0.97)		(3.35)		(3.39)		(1.10)	(0.02)

Total distributions	(2.40)		(1.30)		(3.73)		(3.78)		(1.50)	(0.45)

Net asset value, end of period	$19.94		$23.46		$22.13		$22.28		$24.88	$24.65

Total Return(c)
Based on net asset value	(4.83	)%(d)	12.18%		16.82%		6.07%		7.25%	11.19%

Ratios to Average Net Assets
Total expenses	0.97	%(e)(f)	0.97	%(f)	0.97	%(f)	0.96	%(f)	0.97%	0.95%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.96	%(e)(f)	0.96	%(f)	0.96	%(f)	0.93	%(f)	0.96%	0.95%

Net investment income	1.76	%(e)	1.61%		1.66%		1.76%		1.61%	1.75%

Supplemental Data
Net assets, end of period (000)	$4,409,939		$4,999,366		$5,435,461		$5,951,054		$7,226,833	$10,115,394

Portfolio turnover rate	20%		36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	21

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor C
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$22.62		$21.37		$21.62		$24.27		$24.08	$22.08

Net investment income(a)	0.11		0.20		0.21		0.22		0.22	0.24
Net realized and unrealized gain (loss)	(1.27)		2.19		3.10		0.76		1.31	2.05

Net increase (decrease) from investment operations	(1.16)		2.39		3.31		0.98		1.53	2.29

Distributions(b)
From net investment income	(0.13)		(0.17)		(0.21)		(0.24)		(0.24)	(0.27)
From net realized gain	(2.19)		(0.97)		(3.35)		(3.39)		(1.10)	(0.02)

Total distributions	(2.32)		(1.14)		(3.56)		(3.63)		(1.34)	(0.29)

Net asset value, end of period	$19.14		$22.62		$21.37		$21.62		$24.27	$24.08

Total Return(c)
Based on net asset value	(5.20	)%(d)	11.44%		15.99%		5.24%		6.51%	10.43%

Ratios to Average Net Assets
Total expenses	1.68	%(e)(f)	1.67	%(f)	1.69	%(f)	1.69	%(f)	1.67%	1.67%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.67	%(e)(f)	1.67	%(f)	1.69	%(f)	1.67	%(f)	1.66%	1.67%

Net investment income	1.05	%(e)	0.90%		0.94%		1.02%		0.88%	1.02%

Supplemental Data
Net assets, end of period (000)	$1,714,040		$2,225,355		$2,538,471		$3,043,757		$3,361,651	$3,476,705

Portfolio turnover rate	20%		36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

22	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Investor C1
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$22.64		$21.39		$21.59		$24.24		$24.06	$22.06

Net investment income(a)	0.14		0.23		0.25		0.26		0.26	0.28
Net realized and unrealized gain (loss)	(1.28)		2.19		3.09		0.76		1.30	2.05

Net increase (decrease) from investment operations	(1.14)		2.42		3.34		1.02		1.56	2.33

Distributions(b)
From net investment income	(0.12)		(0.20)		(0.20)		(0.28)		(0.28)	(0.31)
From net realized gain	(2.19)		(0.97)		(3.34)		(3.39)		(1.10)	(0.02)

Total distributions	(2.31)		(1.17)		(3.54)		(3.67)		(1.38)	(0.33)

Net asset value, end of period	$19.19		$22.64		$21.39		$21.59		$24.24	$24.06

Total Return(c)
Based on net asset value	(5.10	)%(d)	11.59%		16.18%		5.47%		6.69%	10.63%

Ratios to Average Net Assets
Total expenses	1.54	%(e)(f)	1.53	%(f)	1.50	%(f)	1.49	%(f)	1.49%	1.49%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.54	%(e)(f)	1.52	%(f)	1.50	%(f)	1.47	%(f)	1.48%	1.49%

Net investment income	1.24	%(e)	1.06%		1.14%		1.22%		1.07%	1.21%

Supplemental Data
Net assets, end of period (000)	$676		$1,672		$2,135		$6,834		$7,340	$7,680

Portfolio turnover rate	20%		36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	23

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Class K
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,				Period from 03/28/16 (a) to 07/31/16
			2018		2017

Net asset value, beginning of period	$23.52		$22.18		$22.32		$20.97

Net investment income(b)	0.24		0.45		0.42		0.09
Net realized and unrealized gain (loss)	(1.32)		2.28		3.26		1.48

Net increase (decrease) from investment operations	(1.08)		2.73		3.68		1.57

Distributions(c)
From net investment income	(0.26)		(0.42)		(0.47)		(0.22)
From net realized gain	(2.19)		(0.97)		(3.35)		—

Total distributions	(2.45)		(1.39)		(3.82)		(0.22)

Net asset value, end of period	$19.99		$23.52		$22.18		$22.32

Total Return(d)
Based on net asset value	(4.67	)%(e)	12.63%		17.28%		7.50	%(e)

Ratios to Average Net Assets
Total expenses	0.58	%(f)(g)	0.59	%(g)	0.59	%(g)	0.58	%(f)(g)(h)

Total expenses after fees waived and/or reimbursed and paid indirectly	0.58	%(f)(g)	0.58	%(g)	0.59	%(g)	0.57	%(f)(g)(h)

Net investment income	2.15	%(f)(g)	1.99%		1.83%		1.22	%(f)

Supplemental Data
Net assets, end of period (000)	$2,082,249		$2,229,057		$209,323		$22,861

Portfolio turnover rate	20%		36%		29%		25%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31, 2018	Year Ended July 31, 2017	Period from 03/28/16 (a) to 07/31/16
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

(h)	Audit and offering costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 0.58%.

See notes to financial statements.

24	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Equity Dividend Fund (continued)

	Class R
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018		2017		2016		2015	2014

Net asset value, beginning of period	$23.64		$22.28		$22.41		$25.01		$24.76	$22.69

Net investment income(a)	0.16		0.30		0.31		0.32		0.32	0.34
Net realized and unrealized gain (loss)	(1.32)		2.29		3.22		0.79		1.35	2.10

Net increase (decrease) from investment operations	(1.16)		2.59		3.53		1.11		1.67	2.44

Distributions(b)
From net investment income	(0.18)		(0.26)		(0.31)		(0.32)		(0.32)	(0.35)
From net realized gain	(2.19)		(0.97)		(3.35)		(3.39)		(1.10)	(0.02)

Total distributions	(2.37)		(1.23)		(3.66)		(3.71)		(1.42)	(0.37)

Net asset value, end of period	$20.11		$23.64		$22.28		$22.41		$25.01	$24.76

Total Return(c)
Based on net asset value	(5.00	)%(d)	11.86%		16.44%		5.70%		6.96%	10.83%

Ratios to Average Net Assets
Total expenses	1.28	%(e)(f)	1.28	%(f)	1.29	%(f)	1.27	%(f)	1.28%	1.27%

Total expenses after fees waived and/or reimbursed and paid indirectly	1.28	%(e)(f)	1.28	%(f)	1.28	%(f)	1.25	%(f)	1.28%	1.27%

Net investment income	1.45	%(e)	1.29%		1.33%		1.44%		1.28%	1.43%

Supplemental Data
Net assets, end of period (000)	$638,772		$754,259		$819,982		$862,531		$987,928	$1,202,121

Portfolio turnover rate	20%		36%		29%		25%		25%	6%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Annualized.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Six Months Ended 01/31/19 (unaudited)	Year Ended July 31,
		2018	2017	2016
Investments in underlying funds	0.01%	0.01%	0.01%	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	25

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust

	Institutional
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017		2016		2015	2014

Net asset value, beginning of period	$33.01		$30.00	$43.39		$47.03		$77.17	$64.89

Net investment income(a)	0.43		0.66	0.73	(b)	0.47		0.53	0.45
Net realized and unrealized gain (loss)	(4.00)		3.85	1.00		(0.96)		(25.35)	12.61

Net increase (decrease) from investment operations	(3.57)		4.51	1.73		(0.49)		(24.82)	13.06

Distributions(c)
From net investment income	(0.79)		(0.91)	(0.41)		(0.42)		(0.37)	(0.34)
From net realized gain	(3.76)		(0.59)	(14.71)		(2.73)		(4.95)	(0.44)

Total distributions	(4.55)		(1.50)	(15.12)		(3.15)		(5.32)	(0.78)

Net asset value, end of period	$24.89		$33.01	$30.00		$43.39		$47.03	$77.17

Total Return(d)
Based on net asset value	(10.06	)%(e)	15.32%	4.68%		(0.15)%		(32.68)%	20.31%

Ratios to Average Net Assets
Total expenses	0.92	%(f)(g)	0.92%	0.85%		0.88	%(h)	0.83%	0.80%

Total expenses after fees waived	0.92	%(f)(g)	0.92%	0.85%		0.88	%(h)	0.83%	0.80%

Net investment income	2.97	%(g)	2.08%	1.64	%(b)	1.12%		0.89%	0.64%

Supplemental Data
Net assets, end of period (000)	$51,685		$72,269	$84,139		$69,602		$80,864	$142,323

Portfolio turnover rate	37%		75%	102%		7%		6%	5%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.17 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses paid by the Fund and total expenses after fees waived would have been 0.93% and 0.93%, respectively.

(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended 07/31/16
Investments in underlying funds	0.01%

See notes to financial statements.

26	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)

	Investor A
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017		2016		2015	2014

Net asset value, beginning of period	$31.32		$28.50	$41.97		$45.59		$75.12	$63.28

Net investment income(a)	0.36		0.54	0.53	(b)	0.34		0.36	0.27
Net realized and unrealized gain (loss)	(3.80)		3.67	1.01		(0.92)		(24.65)	12.27

Net increase (decrease) from investment operations	(3.44)		4.21	1.54		(0.58)		(24.29)	12.54

Distributions(c)
From net investment income	(0.71)		(0.80)	(0.30)		(0.31)		(0.29)	(0.26)
From net realized gain	(3.76)		(0.59)	(14.71)		(2.73)		(4.95)	(0.44)

Total distributions	(4.47)		(1.39)	(15.01)		(3.04)		(5.24)	(0.70)

Net asset value, end of period	$23.41		$31.32	$28.50		$41.97		$45.59	$75.12

Total Return(d)
Based on net asset value	(10.22	)%(e)	15.06%	4.38%		(0.40)%		(32.87)%	19.98%

Ratios to Average Net Assets
Total expenses	1.20	%(f)(g)	1.18%	1.13%		1.14	%(h)	1.10%	1.06%

Total expenses after fees waived	1.20	%(f)(g)	1.18%	1.13%		1.14	%(h)	1.10%	1.06%

Net investment income	2.66	%(g)	1.77%	1.22	%(b)	0.84%		0.62%	0.39%

Supplemental Data
Net assets, end of period (000)	$102,623		$122,564	$133,246		$197,713		$198,816	$313,210

Portfolio turnover rate	37%		75%	102%		7%		6%	5%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.16 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses paid by the Fund and total expenses after fees waived would have been 1.21% and 1.21%, respectively.

(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended 07/31/16
Investments in underlying funds	0.01%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	27

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Natural Resources Trust (continued)

	Investor C
	Six Months Ended 01/31/19 (unaudited)		Year Ended July 31,
			2018	2017		2016		2015	2014

Net asset value, beginning of period	$24.03		$22.16	$35.93		$39.48		$66.24	$56.13

Net investment income (loss)(a)	0.20		0.24	0.15	(b)	0.02		(0.08)	(0.24)
Net realized and unrealized gain (loss)	(2.95)		2.83	0.81		(0.84)		(21.62)	10.86

Net increase (decrease) from investment operations	(2.75)		3.07	0.96		(0.82)		(21.70)	10.62

Distributions(c)
From net investment income	(0.51)		(0.61)	(0.02)		—		(0.11)	(0.07)
From net realized gain	(3.76)		(0.59)	(14.71)		(2.73)		(4.95)	(0.44)

Total distributions	(4.27)		(1.20)	(14.73)		(2.73)		(5.06)	(0.51)

Net asset value, end of period	$17.01		$24.03	$22.16		$35.93		$39.48	$66.24

Total Return(d)
Based on net asset value	(10.54	)%(e)	14.13%	3.55%		(1.20)%		(33.38)%	19.06%

Ratios to Average Net Assets
Total expenses	1.97	%(f)(g)	1.95%	1.91%		1.94	%(h)	1.88%	1.84%

Total expenses after fees waived	1.96	%(f)(g)	1.95%	1.91%		1.94	%(h)	1.88%	1.84%

Net investment income (loss)	1.97	%(g)	1.03%	0.41	%(b)	0.06%		(0.16)%	(0.39)%

Supplemental Data
Net assets, end of period (000)	$15,399		$23,390	$30,337		$47,397		$57,026	$92,811

Portfolio turnover rate	37%		75%	102%		7%		6%	5%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include $0.14 per share and 0.37%, respectively, resulting from a special dividend from Baker Hughes, Inc. in July 2017.

(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Aggregate total return.
(f)

Board realignment and consolidation costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses paid by the Fund and total expenses after fees waived would have been 1.98% and 1.97%, respectively.

(g)	Annualized.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Year Ended 07/31/16
Investments in underlying funds	0.01%

See notes to financial statements.

28	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

BlackRock Equity Dividend Fund and BlackRock Natural Resources Trust are each registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. Each Fund is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Equity Dividend Fund	Equity Dividend	Diversified
BlackRock Natural Resources Trust	Natural Resources	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Effective November 8, 2018, each Fund adopted an automatic conversion feature whereby Investor C Shares and Investor C1 Shares held for approximately ten years will be automatically converted into Investor A Shares and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. (except that Investor C and Investor C1 shareholders may vote on material changes to the Investor A distribution and service plan). Service, Investor A, Investor C, Investor C1 and Class R Shares bear certain expenses related to shareholder servicing of such shares, and Investor C, Investor C1 and Class R Shares also bear certain expenses related to the distribution of such shares.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No		None
Investor A Shares	Yes	No	(a)	None
Investor C Shares	No	Yes		To Investor A Shares after approximately 10 years
Investor C1 Shares	No	No	(b)	To Investor A Shares after approximately 10 years

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.
(b)

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by each Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

NOTES TO FINANCIAL STATEMENTS	29

Notes to Financial Statements  (unaudited) (continued)

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments)

30	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Natural Resources securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received (a)	Net Amount (b)
Citigroup Global Markets Inc.	$11,299	$(11,299)	$—
Morgan Stanley & Co. LLC	104,660	(104,660)	—
State Street Bank & Trust Company	210,800	(210,000)	800

	$326,759	$(325,959)	$800

(a)

Cash collateral with a value of 354,553, has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

(b)

The market value of the loaned securities is determined as of January 31, 2019. Additional collateral is delivered to the Fund on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets.

NOTES TO FINANCIAL STATEMENTS	31

Notes to Financial Statements  (unaudited) (continued)

Equity Dividend

Average Daily Net Assets	Investment Advisory Fee
First $8 Billion	0.60%
$8 Billion — $10 Billion	0.56
$10 Billion — $12 Billion	0.54
$12 Billion — $17 Billion	0.52
$17 Billion — $25 Billion	0.51
$25 Billion — $30 Billion	0.50
$30 Billion — $40 Billion	0.47
Greater than $40 Billion	0.45

Natural Resources

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.60%
$1 Billion — $3 Billion	0.56
$3 Billion — $5 Billion	0.54
$5 Billion — $10 Billion	0.52
Greater than $10 Billion	0.51

With respect to Natural Resources, the Manager entered into a sub-advisory agreement with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL, for services it provides for that portion of Natural Resources for which BIL acts as sub adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by Natural Resources to the Manager.

Service and Distribution Fees: The Funds entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service Fees
	Equity Dividend	Natural Resources
Service	0.25%	—%
Investor A	0.25	0.25
Investor C	0.25	0.25
Investor C1	0.25	—
Class R	0.25	—

	Distribution Fees
	Equity Dividend	Natural Resources
Investor C	0.75%	0.75%
Investor C1	0.55	—
Class R	0.25	—

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the six months ended January 31, 2019, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor C	Investor C1	Class R	Total
Equity Dividend	$124,625	$5,947,102	$10,080,810	$4,781	$1,758,292	$17,915,610
Natural Resources	—	134,812	94,518	—	—	229,330

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended January 31, 2019, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor C	Total
Equity Dividend	$156,545	$5	$156,550

32	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the six months ended January 31, 2019, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Equity Dividend	$12,558	$148	$46,774	$16,660	$18	$1,795	$2,277	$80,230
Natural Resources	368	—	3,692	924	—	—	—	4,984

For the six months ended January 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Equity Dividend	$6,084,570	$84,096	$3,095,638	$866,889	$943	$8,720	$681,337	$10,822,193
Natural Resources	47,551	—	101,483	18,694	—	—	—	167,728

Other Fees: For the six months ended January 31, 2019, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Investor A
Equity Dividend	$63,836
Natural Resources	436

For the six months ended January 31, 2019, affiliates received CDSCs as follows:

	Equity Dividend	Natural Resources
Investor A	$8,75	$3
Investor C	30,939	613

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2019, the amounts waived were as follows:

Equity Dividend	$421,999
Natural Resources	720

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through November 30, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees who are not “interested persons” of a Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended January 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the six months ended January 31, 2019, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Equity Dividend	$125,024
Natural Resources	1,382

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Equity Dividend retains 73.5% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Pursuant to the current securities lending agreement, Natural Resources retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

NOTES TO FINANCIAL STATEMENTS	33

Notes to Financial Statements  (unaudited) (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Multi-Asset Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: Equity Dividend retains’ 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. Natural Resources retains 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2019, each Fund was subject to a different securities lending fee arrangement.

The share of securities lending income earned by each Fund is shown as securities lending income — affiliated — net in the Statements of Operations. For the six months ended January 31, 2019, each Fund paid BIM the following amounts for securities lending agent services:

Equity Dividend	$—
Natural Resources	1,106

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. Equity Dividend is currently permitted to borrow under the Interfund Lending Program. Natural Resources is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1⁄3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board. During the period ended January 31, 2019, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

6.	PURCHASES AND SALES

For the six months ended January 31, 2019, purchases and sales of investments and excluding short-term securities were as follows:

	Purchases	Sales
Equity Dividend	$3,824,693,289	$5,134,617,883
Natural Resources	68,729,716	93,005,543

7.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended July 31, 2018. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of January 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

	Equity Dividend	Natural Resources
Tax cost	$14,624,801,352	$161,905,268

Gross unrealized appreciation	$4,675,293,145	$18,752,689
Gross unrealized depreciation	(621,995,029)	(11,759,632)

Net unrealized appreciation (depreciation)	$4,053,298,116	$6,993,057

8.	BANK BORROWINGS

Each Fund along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate

34	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended January 31, 2019, the Funds did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, certain Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

Concentration Risk: As of period end, Equity Dividend invested a significant portion of its assets in securities in the financial sector. Natural Resources invested a significant portion of its assets in securities in the metals and mining, oil and gas and consumable fuels sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Six Months Ended 01/31/19		Year Ended 07/31/18
Equity Dividend	Shares	Amount	Shares	Amount
Institutional
Shares sold	68,310,383	$1,406,275,158	104,777,183	$2,388,557,346
Shares issued in reinvestment of distributions	47,610,435	964,320,155	27,999,943	634,424,280
Shares redeemed	(97,253,017)	(2,005,022,983)	(214,707,419)	(4,842,186,118)

Net increase (decrease)	18,667,801	$365,572,330	(81,930,293)	$(1,819,204,492)

Service
Shares sold	2,216,434	$48,433,544	1,853,906	$42,385,926
Shares issued in reinvestment of distributions	591,910	11,921,440	147,214	3,326,098
Shares redeemed	(611,828)	(12,630,888)	(1,325,309)	(29,976,733)

Net increase	2,196,516	$47,724,096	675,811	$15,735,291

Investor A
Shares sold	24,180,684	$517,375,342	32,214,292	$732,870,504
Shares issued in reinvestment of distributions	24,146,024	487,216,260	12,856,169	290,495,173
Shares redeemed	(40,213,790)	(843,335,743)	(77,615,202)	(1,762,518,685)

Net increase (decrease)	8,112,918	$161,255,859	(32,544,741)	$(739,153,008)

NOTES TO FINANCIAL STATEMENTS	35

Notes to Financial Statements  (unaudited) (continued)

	Six Months Ended 01/31/19		Year Ended 07/31/18
Equity Dividend	Shares	Amount	Shares	Amount
Investor B(a)
Shares sold	—	$—	83	$1,920
Shares issued in reinvestment of distributions	—	—	964	22,359
Shares redeemed	—	—	(26,666)	(621,500)

Net decrease	—	$—	(25,619)	$(597,221)

Investor C
Shares sold	4,177,766	$83,202,337	4,382,704	$96,205,872
Shares issued in reinvestment of distributions	10,099,197	195,700,816	5,430,087	118,418,267
Shares redeemed	(23,112,760)	(472,062,861)	(30,183,579)	(660,785,822)

Net decrease	(8,835,797)	$(193,159,708)	(20,370,788)	$(446,161,683)

Investor C1
Shares sold	1,600	$33,158	4,865	$106,744
Shares issued in reinvestment of distributions	4,103	80,029	4,594	100,293
Shares redeemed	(44,330)	(979,208)	(35,415)	(772,414)

Net decrease	(38,627)	$(866,021)	(25,956)	$(565,377)

Class K
Shares sold	14,520,487	$311,707,358	95,113,531	$2,117,838,802
Shares issued in reinvestment of distributions	11,028,486	223,244,089	1,537,957	34,856,038
Shares redeemed	(16,157,243)	(354,765,335)	(11,320,880)	(258,826,515)

Net increase	9,391,730	$180,186,112	85,330,608	$1,893,868,325

Class R
Shares sold	1,692,622	$36,084,196	3,345,001	$76,442,612
Shares issued in reinvestment of distributions	3,498,329	71,206,507	1,869,019	42,560,604
Shares redeemed	(5,332,042)	(115,045,507)	(10,103,007)	(231,154,220)

Net decrease	(141,091)	$(7,754,804)	(4,888,987)	$(112,151,004)

Total Net Increase (Decrease)	29,353,450	$552,957,864	(53,779,965)	$(1,208,229,169)

	Six Months Ended 01/31/19		Year Ended 07/31/18
Natural Resources	Shares	Amount	Shares	Amount
Institutional
Shares sold	409,909	$10,755,677	1,245,094	$39,848,710
Shares issued in reinvestment of distributions	347,368	8,208,301	99,032	3,086,841
Shares redeemed	(869,485)	(22,896,838)	(1,960,025)	(61,900,627)

Net decrease	(112,208)	$(3,932,860)	(615,899)	$(18,965,076)

Investor A
Shares sold	642,060	$15,858,772	815,156	$24,811,120
Shares issued in reinvestment of distributions	690,863	15,364,720	188,985	5,597,782
Shares redeemed	(862,524)	(22,547,327)	(1,766,150)	(53,570,540)

Net increase (decrease)	470,399	$8,676,165	(762,009)	$(23,161,638)

Investor B(a)
Shares sold	—	$—	—	$—
Shares issued in reinvestment of distributions	—	—	—	4
Shares redeemed	—	—	(15)	(380)

Net decrease	—	$—	(15)	$(376)

Investor C
Shares sold	40,519	$719,014	121,168	$2,886,139
Shares issued in reinvestment of distributions	202,958	3,283,845	62,167	1,419,890
Shares redeemed	(311,284)	(6,247,431)	(579,381)	(13,592,811)

Net decrease	(67,807)	$(2,244,572)	(396,046)	$(9,286,782)

Total Net Increase (Decrease)	290,384	$2,498,733	(1,773,969)	$(51,413,872)

(a)	On December 27, 2017, all issued and outstanding Investor B Shares converted to Investor A Shares.

36	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

11.	REGULATION S-X

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Funds have adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statements of Assets and Liabilities, Statements of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statements of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended July 31, 2018, were classified as follows:

	Share Class	Net Investment Income	Net Realized Gain
Equity Dividend	I	$(194,677,067)	$(516,575,763)
	Service	(912,747)	(2,422,685)
	A	(75,120,878)	(224,937,164)
	B	(1,002)	(23,279)
	C	(18,524,663)	(105,621,363)
	C1	(16,629)	(85,007)
	K	(21,985,766)	(14,047,657)
	R	(8,738,742)	(33,841,578)
Natural Resources	I	(2,055,231)	(1,330,956)
	A	(3,452,899)	(2,532,615)
	B	—	(4)
	C	(740,288)	(714,459)

Undistributed net investment income as of July 31, 2018, is as follows:

Undistributed Net Investment Income
Equity Dividend	$48,031,096
Natural Resources	1,448,485

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	37

Trustee and Officer Information

Mark Stalnecker, Chair of the Board and Trustee

Bruce R. Bond, Trustee

Susan J. Carter, Trustee

Collette Chilton, Trustee

Neil A. Cotty, Trustee

Lena G. Goldberg, Trustee

Robert M. Hernandez, Trustee

Henry R. Keizer, Trustee

Cynthia A. Montgomery, Trustee

Donald C. Opatrny, Trustee

Joseph P. Platt, Trustee

Kenneth L. Urish, Trustee

Claire A. Walton, Trustee

Robert Fairbairn, Trustee

John M. Perlowski, Trustee, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Charles Park, Chief Compliance Officer

John MacKessy, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

At a special meeting of shareholders held on November 21, 2018, each Fund’s shareholders elected Trustees who took office on January 1, 2019. The newly elected Trustees include seven former Trustees and eight individuals who served as directors/trustees of the funds in the BlackRock Equity-Liquidity Complex. Information regarding the individuals who began serving as Trustees effective January 1, 2019 can be found in the proxy statement for the special meeting of shareholders, which is available on the SEC’s EDGAR Database at http://www.sec.gov.

Investment Manager

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Adviser

BlackRock International Limited(a)

Edinburgh, EH3 8BL

United Kingdom

Accounting Services Provider and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

(a)	For BlackRock Natural Resources Trust only.

38	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information

Proxy Results

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Equity Dividend Fund. The newly elected trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Equity Dividend Fund with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	732,627,045	8,242,010	10,209,992
Susan J. Carter	736,757,716	4,626,220	9,695,111
Collette Chilton	736,503,505	4,889,445	9,686,098
Neil A. Cotty	734,874,896	5,926,256	10,277,895
Robert Fairbairn	734,984,056	5,858,424	10,236,567
Lena G. Goldberg	735,242,721	6,105,353	9,730,973
Robert M. Hernandez	732,537,984	8,271,246	10,269,818
Henry R. Keizer	734,786,003	5,852,017	10,441,028
Cynthia A. Montgomery	733,994,294	7,145,771	9,938,983
Donald C. Opatrny	733,841,942	6,647,205	10,589,900
John M. Perlowski	735,070,897	5,530,996	10,477,155
Joseph P. Platt	733,103,109	7,318,289	10,657,649
Mark Stalnecker	732,995,640	7,164,127	10,919,280
Kenneth L. Urish	733,684,881	6,728,539	10,665,628
Claire A. Walton	735,540,191	5,373,226	10,165,631

*	Denotes Fund-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as Trustees for other BlackRock-advised equity, multi-asset, index and money market funds.

A Special Meeting of Shareholders was held on November 21, 2018 for shareholders of record on September 24, 2018, to elect a Board of Trustees of the Natural Resources Trust. The newly elected trustees took office effective January 1, 2019.

Shareholders approved the Trustees* of BlackRock Natural Resources Trust with voting results as follows:

	Votes For	Votes Against	Votes Abstained
Bruce R. Bond	4,966,591	155,664	54,062
Susan J. Carter	4,981,032	119,173	76,113
Collette Chilton	5,006,386	119,371	50,561
Neil A. Cotty	5,007,284	114,887	54,146
Robert Fairbairn	4,996,583	125,588	54,146
Lena G. Goldberg	4,978,068	147,689	50,561
Robert M. Hernandez	4,968,067	154,189	54,061
Henry R. Keizer	4,986,772	127,277	62,268
Cynthia A. Montgomery	4,995,565	122,496	58,257
Donald C. Opatrny	4,969,699	153,041	53,577
John M. Perlowski	4,971,420	125,682	79,215
Joseph P. Platt	4,990,150	132,588	53,579
Mark Stalnecker	4,999,346	115,184	61,787
Kenneth L. Urish	5,007,437	115,301	53,579
Claire A. Walton	4,973,053	153,099	50,166

*	Denotes Trust-wide proposal and voting results.

The above Trustees, referred to as the BlackRock Multi-Asset Board, have also been elected to serve as directors for other BlackRock-advised equity, multi-asset, index and money market funds.

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

ADDITIONAL INFORMATION	39

Additional Information  (continued)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com; or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse line up of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Glossary of Terms Used in this Report

Portfolio Abbreviations

ADR	American Depositary Receipts

40	2019 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EDNR-1/19-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(a)(4) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Equity Dividend Fund

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: April 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Equity Dividend Fund

Date: April 5, 2019

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Equity Dividend Fund

Date: April 5, 2019

3